Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of DSE Fishman, Inc. (the "Company") on Form 10-KSB for the fiscal year ended July 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas C Hemingway, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2007		/s/Thomas C Hemingway
	By:	Thomas C Hemingway

Chief Executive Officer, President, Chief Financial Officer, Director, (principal executive officer, principal financial officer)